EXHIBIT 4.1

COMMON STOCK                                                     PAR VALUE $.001

                                     GK
NUMBER                                INTELLIGENT                     SHARES
C                                     SYSTEMS, INC.

                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFICATE IS TRANSFERABLE
IN HOUSTON, TX OR NEW YORK, NY                              CUSIP 361751 10 0


THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF
                          GK INTELLIGENT SYSTEMS, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

     Dated:

                         [GK INTELLIGENT SYSTEMS, INC.]
                                [CORPORATE SEAL]
                                   [DELAWARE]

     ILLEGIBLE SIGNATURE                 COUNTERSIGNED AND REGISTERED:
        PRESIDENT                           FIRST INTERSTATE BANK OF TEXAS, N.A.
                                                  TRANSFER AGENT AND REGISTRAR

     ILLEGIBLE SIGNATURE                 BY
        SECRETARY                                  AUTHORIZED SIGNATURE

                                     GK
                                      INTELLIGENT
                                      SYSTEMS, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-- as tenants in common          UNIF GIFT MIN ACT--     Custodian
TEN ENT-- as tenants by the entireties                    (Cust)         (Minor)
JT TEN -- as joint tenents with right             Under Uniform Gifts to Minors
          of survivorship and not as              Act
          tenants in common                                 (State)

    Additional abbreviations may also be used though not in the above list.

For Value Received,                     hereby sell, assign and transfer unto
                   ---------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

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                  PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS,
                     INCLUDING POSTAL ZIP CODE, OF ASSIGNEE

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----------------------------------------------------------------------- Shares
of the Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

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Attorney to transfer the said stock on the books of the within-named
Corporation, with full power of substitution in the premises.

Dated
     --------------------------------

                                   X
        NOTICE:                      -------------------------------------------
THE SIGNATURE(S) TO THIS                          (SIGNATURE)
ASSIGNMENT MUST CORRESPOND
WITH THE NAME(S) AS WRITTEN        X
UPON THE FACE OF THE                 -------------------------------------------
CERTIFICATE IN EVERY PARTICULAR                   (SIGNATURE)
WITHOUT ALTERATION OR ENLARGEMENT
OR ANY CHANGE WHATEVER.

                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
                              ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                              STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                              AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                              APPROVED SIGNATURE GUARANTEE MEDALLION
                              PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15.
                              SIGNATURE(S) GUARANTEED BY: